Exhibit 99.2

Capital One Financial Corporation
Financial Supplement
Third Quarter 2014(1)(2)

___________

(1)
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Quarterly Report on Form 10-Q for the period ended September 30, 2014 once it is filed with the Securities and Exchange Commission.

(2)
We adopted ASU 2014-01 “Accounting for Investments in Qualified Affordable Housing Projects” as of January 1, 2014. Prior period results and related metrics have been recast to conform to this presentation.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated(1)

						2014 Q3 vs.
	2014	2014	2014	2013	2013	2014	2013
(Dollars in millions, except per share data and as noted) (unaudited)	Q3	Q2	Q1	Q4	Q3	Q2	Q3
Earnings
Net interest income	$4,497	$4,315	$4,350	$4,423	$4,560	4%	(1	) %
Non-interest income(2)	1,142	1,153	1,020	1,121	1,091	(1)	5
Total net revenue(3)	5,639	5,468	5,370	5,544	5,651	3	—
Provision for credit losses	993	704	735	957	849	41	17
Non-interest expense:
Marketing	392	335	325	427	299	17	31
Amortization of intangibles	130	136	143	166	161	(4)	(19)
Acquisition-related(4)	13	18	23	60	37	(28)	(65)
Operating expenses	2,450	2,490	2,441	2,582	2,612	(2)	(6)
Total non-interest expense	2,985	2,979	2,932	3,235	3,109	—	(4)
Income from continuing operations before income taxes	1,661	1,785	1,703	1,352	1,693	(7)	(2)
Income tax provision	536	581	579	477	575	(8)	(7)
Income from continuing operations, net of tax	1,125	1,204	1,124	875	1,118	(7)	1
Income (loss) from discontinued operations, net of tax(2)	(44)	(10)	30	(23)	(13)	340	238
Net income	1,081	1,194	1,154	852	1,105	(9)	(2)
Dividends and undistributed earnings allocated to participating securities(5)	(5)	(4)	(5)	(4)	(5)	25	—
Preferred stock dividends(5)	(20)	(13)	(13)	(13)	(13)	54	54
Net income available to common stockholders	$1,056	$1,177	$1,136	$835	$1,087	(10)	(3)
Common Share Statistics
Basic earnings per common share:(5)
Net income from continuing operations	$1.97	$2.09	$1.94	$1.50	$1.89	(6)	4
Income (loss) from discontinued operations	(0.08)	(0.02)	0.05	(0.04)	(0.02)	300	300
Net income per basic common share	$1.89	$2.07	$1.99	$1.46	$1.87	(9)	1
Diluted earnings per common share:(5)
Net income from continuing operations	$1.94	$2.06	$1.91	$1.46	$1.86	(6)	4
Income (loss) from discontinued operations	(0.08)	(0.02)	0.05	(0.03)	(0.02)	300	300
Net income per diluted common share	$1.86	$2.04	$1.96	$1.43	$1.84	(9)	1
Weighted average common shares outstanding (in millions) for:
Basic common shares	559.9	567.5	571.0	573.4	582.3	(1)	(4)
Diluted common shares	567.9	577.6	580.3	582.6	591.1	(2)	(4)
Common shares outstanding (period end, in millions)	558.5	561.8	572.9	572.7	582.0	(1)	(4)
Dividends per common share	$0.30	$0.30	$0.30	$0.30	$0.30	—	—
Tangible book value per common share (period end)(6)	48.72	47.90	45.88	43.64	43.01	2	13
Balance Sheet (Period End)
Loans held for investment(7)	$201,592	$198,528	$192,941	$197,199	$191,814	2	5
Interest-earning assets	270,001	266,720	259,422	265,170	259,152	1	4
Total assets	300,202	298,317	290,500	296,933	289,866	1	4
Interest-bearing deposits	178,876	180,970	184,214	181,880	184,553	(1)	(3)
Total deposits	204,264	205,890	208,324	204,523	206,834	(1)	(1)
Borrowings	42,243	39,114	30,118	40,654	31,845	8	33
Common equity	42,682	42,477	41,948	40,779	40,792	—	5
Total stockholders’ equity	44,018	43,815	42,801	41,632	41,645	—	6
Balance Sheet (Quarterly Average Balances)
Loans held for investment(7)	$199,422	$194,996	$193,722	$192,813	$191,135	2	4
Interest-earning assets	268,890	263,570	262,659	262,957	264,796	2	2
Total assets	299,523	294,744	294,275	294,040	294,919	2	2
Interest-bearing deposits	179,928	182,053	184,183	184,206	186,752	(1)	(4)
Total deposits	205,199	206,315	205,842	205,706	208,340	(1)	(2)
Borrowings	40,314	35,658	35,978	36,463	36,355	13	11
Common equity	43,489	42,797	42,006	41,502	40,332	2	8
Total stockholders’ equity	44,827	43,767	42,859	42,355	41,185	2	9

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated(1)

						2014 Q3 vs.
(Dollars in millions) (unaudited)	2014	2014	2014	2013	2013	2014		2013
	Q3	Q2	Q1	Q4	Q3	Q2		Q3
Performance Metrics
Net interest income growth (quarter over quarter)	4%	(1)%	(2)%	(3)%	0%	**		**
Non-interest income growth (quarter over quarter)	(1)	13	(9)	3	1	**		**
Total net revenue growth (quarter over quarter)	3	2	(3)	(2)	0	**		**
Total net revenue margin(8)	8.39	8.30	8.18	8.43	8.54	9	bps	(15	) bps
Net interest margin(9)	6.69	6.55	6.62	6.73	6.89	14		(20)
Return on average assets	1.50	1.63	1.53	1.19	1.52	(13)		(2)
Return on average tangible assets(10)	1.58	1.73	1.61	1.26	1.60	(15)		(2)
Return on average common equity(11)	10.12	11.09	10.53	8.27	10.91	(97)		(79)
Return on average tangible common equity(12)	15.73	17.47	16.83	13.38	17.96	(174)		(223)
Non-interest expense as a % of average loans held for investment	5.99	6.11	6.05	6.71	6.51	(12)		(52)
Efficiency ratio(13)	52.93	54.48	54.60	58.35	55.02	(155)		(209)
Effective income tax rate for continuing operations	32.3	32.5	34.0	35.3	34.0	(20)		(170)
Employees (in thousands), period end(14)	44.9	44.6	44.9	45.4	43.5	1%		3%
Credit Quality Metrics(7)
Allowance for loan and lease losses	$4,212	$3,998	$4,098	$4,315	$4,333	5		(3)
Allowance as a % of loans held for investment	2.09%	2.01%	2.12%	2.19%	2.26%	8	bps	(17	) bps
Allowance as a % of loans held for investment (excluding acquired loans)	2.37	2.30	2.45	2.54	2.66	7		(29)
Net charge-offs	$756	$812	$931	$969	$917	(7	) %	(18	) %
Net charge-off rate(15)	1.52%	1.67%	1.92%	2.01%	1.92%	(15	) bps	(40	) bps
Net charge-off rate (excluding acquired loans)(15)	1.73	1.93	2.24	2.37	2.29	(20)		(56)
30+ day performing delinquency rate	2.46	2.24	2.22	2.63	2.54	22		(8)
30+ day performing delinquency rate (excluding acquired loans)	2.81	2.58	2.59	3.08	3.01	23		(20)
30+ day delinquency rate	2.76	2.53	2.51	2.96	2.88	23		(12)
30+ day delinquency rate (excluding acquired loans)	3.14	2.91	2.93	3.46	3.41	23		(27)
Capital Ratios(16)
Common equity Tier 1 capital ratio	12.7%	12.7%	13.0%	n/a	n/a	—		n/a
Tier 1 common ratio	n/a	n/a	n/a	12.2%	12.7%	n/a		n/a
Tier 1 risk-based capital ratio	13.3%	13.3%	13.4%	12.6	13.1	—		20	bps
Total risk-based capital ratio	15.2	15.4	15.4	14.7	15.2	(20	) bps	—
Tier 1 leverage ratio	10.6	10.7	10.4	10.1	10.0	(10)		60
Tangible common equity (“TCE”) ratio(17)	9.6	9.5	9.6	8.9	9.1	10		50

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income(1)

	Three Months Ended			Q3 2014 vs.			Nine Months Ended		2014
	2014	2014	2013	2014	2013		2014	2013	vs.
(Dollars in millions, except per share data and as noted) (unaudited)	Q3	Q2	Q3	Q2	Q3		Q3	Q3	2013
Interest income:
Loans, including loans held for sale	$4,463	$4,279	$4,579	4%	(3	) %	$13,049	$13,824	(6	) %
Investment securities	398	409	396	(3)	1		1,223	1,161	5
Other	26	24	23	8	13		80	74	8
Total interest income	4,887	4,712	4,998	4	(2)		14,352	15,059	(5)
Interest expense:
Deposits	271	272	309	—	(12)		819	953	(14)
Securitized debt obligations	32	39	42	(18)	(24)		109	143	(24)
Senior and subordinated notes	71	78	76	(9)	(7)		226	240	(6)
Other borrowings	16	8	11	100	45		36	40	(10)
Total interest expense	390	397	438	(2)	(11)		1,190	1,376	(14)
Net interest income	4,497	4,315	4,560	4	(1)		13,162	13,683	(4)
Provision for credit losses	993	704	849	41	17		2,432	2,496	(3)
Net interest income after provision for credit losses	3,504	3,611	3,711	(3)	(6)		10,730	11,187	(4)
Non-interest income:(2)
Service charges and other customer-related fees	471	460	530	2	(11)		1,405	1,614	(13)
Interchange fees, net	523	535	476	(2)	10		1,498	1,407	6
Net other-than-temporary impairment recognized in earnings	(9)	(1)	(11)	800	(18)		(15)	(40)	(63)
Other	157	159	96	(1)	64		427	176	143
Total non-interest income	1,142	1,153	1,091	(1)	5		3,315	3,157	5
Non-interest expense:
Salaries and associate benefits	1,128	1,125	1,152	—	(2)		3,414	3,365	1
Occupancy and equipment	419	447	376	(6)	11		1,271	1,104	15
Marketing	392	335	299	17	31		1,052	946	11
Professional services	304	296	328	3	(7)		887	990	(10)
Communications and data processing	196	203	225	(3)	(13)		595	677	(12)
Amortization of intangibles	130	136	161	(4)	(19)		409	505	(19)
Other	416	437	568	(5)	(27)		1,268	1,531	(17)
Total non-interest expense	2,985	2,979	3,109	—	(4)		8,896	9,118	(2)
Income from continuing operations before income taxes	1,661	1,785	1,693	(7)	(2)		5,149	5,226	(1)
Income tax provision	536	581	575	(8)	(7)		1,696	1,747	(3)
Income from continuing operations, net of tax	1,125	1,204	1,118	(7)	1		3,453	3,479	(1)
Loss from discontinued operations, net of tax(2)	(44)	(10)	(13)	340	238		(24)	(210)	(89)
Net income	1,081	1,194	1,105	(9)	(2)		3,429	3,269	5
Dividends and undistributed earnings allocated to participating securities(5)	(5)	(4)	(5)	25	—		(14)	(14)	—
Preferred stock dividends(5)	(20)	(13)	(13)	54	54		(46)	(39)	18
Net income available to common stockholders	$1,056	$1,177	$1,087	(10)	(3)		$3,369	$3,216	5

Basic earnings per common share:(5)
Net income from continuing operations	$1.97	$2.09	$1.89	(6)	4		$5.99	$5.89	2
Loss from discontinued operations	(0.08)	(0.02)	(0.02)	300	300		(0.04)	(0.36)	(89)
Net income per basic common share	$1.89	$2.07	$1.87	(9)	1		$5.95	$5.53	8

Diluted earnings per common share:(5)
Net income from continuing operations	$1.94	$2.06	$1.86	(6)	4		$5.90	$5.82	1
Loss from discontinued operations	(0.08)	(0.02)	(0.02)	300	300		(0.04)	(0.36)	(89)
Net income per diluted common share	$1.86	$2.04	$1.84	(9)	1		$5.86	$5.46	7

Weighted average common shares outstanding (in millions):
Basic common shares	559.9	567.5	582.3	(1)	(4)		566.1	581.4	(3)
Diluted common shares	567.9	577.6	591.1	(2)	(4)		575.2	589.0	(2)
Dividends paid per common share	$0.30	$0.30	$0.30	—	—		$0.90	$0.65	38

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets(1)

				September 30, 2014 vs.
	September 30,	December 31,	September 30,	December 31,		September 30,
(Dollars in millions) (unaudited)	2014	2013	2013	2013		2013
Assets:
Cash and cash equivalents:
Cash and due from banks	$2,652	$2,821	$2,855	(6	) %	(7	) %
Interest-bearing deposits with banks	3,212	3,131	2,481	3		29
Federal funds sold and securities purchased under agreements to resell	284	339	382	(16)		(26)
Total cash and cash equivalents	6,148	6,291	5,718	(2)		8
Restricted cash for securitization investors	405	874	390	(54)		4
Securities available for sale, at fair value	39,665	41,800	43,132	(5)		(8)
Securities held to maturity, at carrying value	22,182	19,132	18,276	16		21
Loans held for investment:
Unsecuritized loans held for investment	165,021	157,651	152,332	5		8
Restricted loans for securitization investors	36,571	39,548	39,482	(8)		(7)
Total loans held for investment	201,592	197,199	191,814	2		5
Allowance for loan and lease losses	(4,212)	(4,315)	(4,333)	(2)		(3)
Net loans held for investment	197,380	192,884	187,481	2		5
Loans held for sale, at lower of cost or fair value	427	218	180	96		137
Premises and equipment, net	3,752	3,839	3,792	(2)		(1)
Interest receivable	1,268	1,418	1,304	(11)		(3)
Goodwill	13,970	13,978	13,906	—		—
Other assets	15,005	16,499	15,687	(9)		(4)
Total assets	$300,202	$296,933	$289,866	1		4

Liabilities:
Interest payable	$249	$307	$276	(19)		(10)
Deposits:
Non-interest bearing deposits	25,388	22,643	22,281	12		14
Interest-bearing deposits	178,876	181,880	184,553	(2)		(3)
Total Deposits	204,264	204,523	206,834	—		(1)
Securitized debt obligations	10,508	10,289	9,544	2		10
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	2,330	915	1,686	155		38
Senior and subordinated notes	18,534	13,134	12,395	41		50
Other borrowings	10,871	16,316	8,220	(33)		32
Total other debt	31,735	30,365	22,301	5		42
Other liabilities	9,428	9,817	9,266	(4)		2
Total liabilities	256,184	255,301	248,221	—		3

Stockholders’ equity:
Preferred stock	0	0	0	—		—
Common stock	6	6	6	—		—
Additional paid-in capital, net	27,272	26,526	26,426	3		3
Retained earnings	23,162	20,292	19,626	14		18
Accumulated other comprehensive income (“AOCI”)	(559)	(872)	(839)	(36)		(33)
Treasury stock, at cost	(5,863)	(4,320)	(3,574)	36		64
Total stockholders’ equity	44,018	41,632	41,645	6		6
Total liabilities and stockholders’ equity	$300,202	$296,933	$289,866	1		4

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial & Selected Metrics and Consolidated Financial Statements (Tables 1 — 4)

**	Not meaningful.

(1)	Certain prior period amounts have been recast to conform to the current period presentation.

(2)
We recorded the following related to the mortgage representation and warranty reserve: a provision of $70 million in Q3 2014 (the entire amount represents a provision of $70 million before taxes in discontinued operations), a benefit of $18 million in Q2 2014 (which includes a benefit of $29 million before taxes in continuing operations and a provision of $11 million before taxes in discontinued operations), a benefit of $33 million in Q1 2014 (which includes a provision of $14 million before taxes in continuing operations and a benefit of $47 million before taxes in discontinued operations), a provision of $33 million in Q4 2013 (which includes provisions of $3 million before taxes in continued operations and $30 million before taxes in discontinued operations) and a benefit of $4 million in Q3 2013 (which includes a benefit of $13 million before taxes in continuing operations and a provision of $9 million before taxes in discontinued operations). Historically, the majority of the provision for representation and warranty losses is included net of tax in discontinued operations, with the remaining amount included pre-tax in non-interest income. The mortgage representation and warranty reserve was $1.1 billion as of September 30, 2014, $1.2 billion as of December 31, 2013 and $1.1 billion as of September 30, 2013.

(3)
Total net revenue was reduced by $164 million in Q3 2014, $153 million in Q2 2014, $163 million in Q1 2014, $185 million in Q4 2013 and $154 million in Q3 2013 for the estimated uncollectible amount of billed finance charges and fees.

(4)	Acquisition-related costs include transaction costs, legal and other professional or consulting fees, restructuring costs, and integration expense.

(5)
Dividends and undistributed earnings allocated to participating securities, earnings per share, and preferred stock dividends are computed independently for each period. Accordingly, the sum of each quarter may not agree to the year-to-date total.

(6)
Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 14: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information on tangible common equity.

(7)
Loans held for investment includes acquired loans. We use the term “acquired loans” to refer to a certain portion of the loans acquired in the following transactions: (i) May 1, 2012 transaction in which we acquired substantially all of HSBC’s credit card and private-label credit card business in the United States; (ii) the February 17, 2012 transaction where we acquired the assets and assumed the liabilities of substantially all of ING Direct; and (iii) the February 29, 2009 Chevy Chase Bank acquisition. These loans were recorded at fair value at acquisition and subsequently accounted for based on estimated cash flows expected to be collected over the life of the loans (under the accounting standard formerly known as “SOP 03-3”). The table below presents amounts related to acquired loans accounted for under SOP 03-3:

	2014	2014	2013	2013	2013
(Dollars in millions) (unaudited)	Q3	Q2	Q1	Q4	Q3
Acquired loans accounted for under SOP 03-3:
Period-end unpaid principal balance	$25,726	$27,117	$28,549	$29,761	$31,377
Period-end loans held for investment	24,685	26,019	27,390	28,550	30,080
Average loans held for investment	25,104	26,491	27,760	29,055	30,713

(8)	Calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.

(9)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.

(10)
Calculated based on annualized income from continuing operations, net of tax, for the period divided by average tangible assets for the period. Return on average tangible assets is a non-GAAP measure and See “Table 14: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information.

(11)
Calculated based on the annualized sum of (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average common equity for the period. Our calculation of return on average common equity may not be comparable to similarly titled measures reported by other companies.

(12)
Calculated based on the annualized sum of (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average tangible common equity for the period. Return on average tangible common equity is a non-GAAP measure and our calculation may not be comparable to similarly titled measures reported by other companies. See “Table 14: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information.

(13)	Calculated based on non-interest expense for the period divided by total net revenue for the period.

(14)
Effective Q2 2014, we changed our presentation from total full-time equivalent employees to total employees.  All prior periods have been recast to conform to the current presentation.  During this change, we determined that we had previously understated the total number of full-time equivalent employees by approximately 7%.

(15)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.

(16)
Beginning on January 1, 2014, we calculate our regulatory capital under Basel III Standardized Approach subject to transition provisions. We calculated regulatory capital measures for periods prior to the first quarter of 2014 under Basel I. Ratios as of the end of Q3 2014 are preliminary and therefore subject to change. See “Table 14: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for information on the calculation of each of these ratios.

(17)
TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 14: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2014 Q3			2014 Q2			2013 Q3
	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)
(Dollars in millions) (unaudited)
Interest-earning assets:
Loans, including loans held for sale	$200,066	$4,463	8.92%	$195,322	$4,279	8.76%	$195,839	$4,579	9.35%
Investment securities	62,582	398	2.54	62,518	409	2.62	63,317	396	2.50
Cash equivalents and other	6,242	26	1.67	5,730	24	1.68	5,640	23	1.63
Total interest-earning assets	$268,890	$4,887	7.27	$263,570	$4,712	7.15	$264,796	$4,998	7.55

Interest-bearing liabilities:
Interest-bearing deposits	$179,928	$271	0.60	$182,053	$272	0.60	$186,752	$309	0.66
Securitized debt obligations	10,110	32	1.27	10,731	39	1.45	10,243	42	1.64
Senior and subordinated notes	17,267	71	1.64	16,004	78	1.95	12,314	76	2.47
Other borrowings	12,937	16	0.49	8,923	8	0.36	13,798	11	0.32
Total interest-bearing liabilities	$220,242	$390	0.71	$217,711	$397	0.73	$223,107	$438	0.79
Net interest income/spread		$4,497	6.56		$4,315	6.42		$4,560	6.76
Impact of non-interest bearing funding			0.13			0.13			0.13
Net interest margin			6.69%			6.55%			6.89%

	Nine Months Ended September 30,
	2014			2013
	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)
(Dollars in millions) (unaudited)
Interest-earning assets:
Loans, including loans held for sale	$196,492	$13,049	8.85%	$197,701	$13,824	9.32%
Investment securities	62,411	1,223	2.61	63,725	1,161	2.43
Cash equivalents and other	6,162	80	1.73	6,164	74	1.60
Total interest-earning assets	$265,065	$14,352	7.22	$267,590	$15,059	7.50

Interest-bearing liabilities:
Interest-bearing deposits	$181,587	$819	0.60	$188,877	$953	0.67
Securitized debt obligations	10,419	109	1.39	10,975	143	1.74
Senior and subordinated notes	15,822	226	1.90	12,331	240	2.60
Other borrowings	11,091	36	0.43	14,955	40	0.36
Total interest-bearing liabilities	$218,919	$1,190	0.72	$227,138	$1,376	0.81
Net interest income/spread		$13,162	6.50		$13,683	6.69
Impact of non-interest bearing funding			0.12			0.13
Net interest margin			6.62%			6.82%
___________

(1)	Interest income and interest expense and the calculation of average yields on interest-earning assets and average rates on interest-bearing liabilities include the impact of hedge accounting.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics(1)

						2014 Q3 vs.
	2014	2014	2014	2013	2013	2014		2013
(Dollars in millions) (unaudited)	Q3	Q2	Q1	Q4	Q3	Q2		Q3
Period-end Loans Held For Investment
Credit card:
Domestic credit card	$73,143	$71,165	$68,275	$73,255	$69,936	3%		5%
International credit card	7,488	7,853	7,575	8,050	8,031	(5)		(7)
Total credit card	80,631	79,018	75,850	81,305	77,967	2		3
Consumer banking:
Auto	36,254	34,792	33,080	31,857	30,803	4		18
Home loan	31,203	32,644	34,035	35,282	36,817	(4)		(15)
Retail banking	3,604	3,626	3,612	3,623	3,665	(1)		(2)
Total consumer banking	71,061	71,062	70,727	70,762	71,285	—		—
Commercial banking:
Commercial and multifamily real estate	22,895	22,040	21,256	20,750	19,523	4		17
Commercial and industrial	26,071	25,402	24,064	23,309	21,848	3		19
Total commercial lending	48,966	47,442	45,320	44,059	41,371	3		18
Small-ticket commercial real estate	822	879	910	952	1,028	(6)		(20)
Total commercial banking	49,788	48,321	46,230	45,011	42,399	3		17
Other loans	112	127	134	121	163	(12)		(31)
Total loans held for investment	$201,592	$198,528	$192,941	$197,199	$191,814	2		5
Average Loans Held For Investment
Credit card:
Domestic credit card	$71,784	$69,376	$69,810	$70,368	$69,947	3		3
International credit card	7,710	7,621	7,692	7,899	7,782	1		(1)
Total credit card	79,494	76,997	77,502	78,267	77,729	3		2
Consumer banking:
Auto	35,584	33,972	32,387	31,424	30,157	5		18
Home loan	31,859	33,299	34,646	35,974	37,852	(4)		(16)
Retail banking	3,605	3,613	3,630	3,635	3,655	—		(1)
Total consumer banking	71,048	70,884	70,663	71,033	71,664	—		(1)
Commercial banking:
Commercial and multifamily real estate	22,409	21,484	20,962	19,928	19,047	4		18
Commercial and industrial	25,512	24,611	23,541	22,445	21,491	4		19
Total commercial lending	47,921	46,095	44,503	42,373	40,538	4		18
Small-ticket commercial real estate	845	896	932	986	1,038	(6)		(19)
Total commercial banking	48,766	46,991	45,435	43,359	41,576	4		17
Other loans	114	124	122	154	166	(8)		(31)
Total average loans held for investment	$199,422	$194,996	$193,722	$192,813	$191,135	2		4
Net Charge-off Rates
Credit card:
Domestic credit card	2.83%	3.52%	4.01%	3.89%	3.67%	(69	) bps	(84	) bps
International credit card	3.32	3.93	4.17	4.74	4.71	(61)		(139)
Total credit card	2.88	3.56	4.02	3.98	3.78	(68)		(90)
Consumer banking:
Auto	1.98	1.31	1.66	2.30	2.01	67		(3)
Home loan	0.02	0.05	0.06	0.03	0.06	(3)		(4)
Retail banking	1.36	0.70	0.95	1.09	1.38	66		(2)
Total consumer banking	1.07	0.69	0.84	1.09	0.95	38		12
Commercial banking:
Commercial and multifamily real estate	(0.10)	—	0.01	(0.11)	(0.11)	(10)		1
Commercial and industrial	(0.01)	0.04	0.03	0.04	0.18	(5)		(19)
Total commercial lending	(0.05)	0.02	0.02	(0.03)	0.04	(7)		(9)
Small-ticket commercial real estate	(0.01)	0.61	0.67	(0.81)	1.26	(62)		(127)
Total commercial banking	(0.05)	0.03	0.04	(0.05)	0.07	(8)		(12)
Other loans	(0.61)	2.18	(0.68)	4.68	12.17	**		**
Total net charge-offs	1.52	1.67	1.92	2.01	1.92	(15)		(40)

						2014 Q3 vs.
	2014	2014	2014	2013	2013	2014		2013
(Dollars in millions) (unaudited)	Q3	Q2	Q1	Q4	Q3	Q2		Q3
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	3.21%	2.83%	3.02%	3.43%	3.46%	38	bps	(25	) bps
International credit card	3.34	3.40	3.59	3.71	3.86	(6)		(52)
Total credit card	3.22	2.89	3.08	3.46	3.51	33		(29)
Consumer banking:
Auto	6.14	5.77	5.29	6.85	6.29	37		(15)
Home loan	0.14	0.13	0.12	0.16	0.14	1		—
Retail banking	0.53	0.48	0.74	0.69	0.68	5		(15)
Total consumer banking	3.22	2.91	2.57	3.20	2.82	31		40
Nonperforming Assets Rates(2)
Credit card:
International credit card	0.98	1.03	1.07	1.10	1.16	(5)		(18)
Total credit card	0.09	0.10	0.11	0.11	0.12	(1)		(3)
Consumer banking:
Auto(3)	0.94	0.88	0.81	1.11	0.92	6		2
Home loan	1.13	1.16	1.17	1.14	1.08	(3)		5
Retail banking	0.54	0.79	1.15	1.13	1.10	(25)		(56)
Total consumer banking	1.01	1.01	1.00	1.12	1.01	—		—
Commercial banking:
Commercial and multifamily real estate	0.29	0.32	0.31	0.29	0.40	(3)		(11)
Commercial and industrial	0.40	0.45	0.40	0.44	0.65	(5)		(25)
Total commercial lending	0.35	0.39	0.35	0.37	0.53	(4)		(18)
Small-ticket commercial real estate	0.42	1.40	0.73	0.43	1.49	(98)		(107)
Total commercial banking	0.35	0.41	0.36	0.37	0.56	(6)		(21)
Total nonperforming assets	0.53	0.55	0.54	0.58	0.60	(2)		(7)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Financial Summary—Business Segments(1)

	Three Months Ended September 30, 2014
(Dollars in millions) (unaudited)	Total	Credit Card	Consumer Banking	Commercial Banking	Other
Earnings:
Net interest income	$4,497	$2,627	$1,425	$439	$6
Non-interest income	1,142	846	179	122	(5)
Total net revenue(4)(5)	5,639	3,473	1,604	561	1
Provision (benefit) for credit losses	993	787	198	9	(1)
Non-interest expense	2,985	1,730	956	268	31
Income (loss) from continuing operations before taxes	1,661	956	450	284	(29)
Income tax provision (benefit)	536	332	161	102	(59)
Income from continuing operations, net of tax	$1,125	$624	$289	$182	$30

	Three Months Ended June 30, 2014
(Dollars in millions) (unaudited)	Total	Credit Card	Consumer Banking	Commercial Banking	Other
Earnings:
Net interest income (expense)	$4,315	$2,461	$1,431	$436	$(13)
Non-interest income	1,153	839	170	109	35
Total net revenue(4)(5)	5,468	3,300	1,601	545	22
Provision for credit losses	704	549	143	12	—
Non-interest expense	2,979	1,719	938	267	55
Income (loss) from continuing operations before taxes	1,785	1,032	520	266	(33)
Income tax provision (benefit)	581	364	186	95	(64)
Income from continuing operations, net of tax	$1,204	$668	$334	$171	$31

	Three Months Ended September 30, 2013
(Dollars in millions) (unaudited)	Total	Credit Card	Consumer Banking	Commercial Banking	Other
Earnings:
Net interest income (expense)	$4,560	$2,757	$1,481	$424	$(102)
Non-interest income	1,091	834	184	87	(14)
Total net revenue (loss)(4)(5)	5,651	3,591	1,665	511	(116)
Provision (benefit) for credit losses	849	617	202	31	(1)
Non-interest expense	3,109	1,904	927	228	50
Income (loss) from continuing operations before taxes	1,693	1,070	536	252	(165)
Income tax provision (benefit)	575	376	191	90	(82)
Income (loss) from continuing operations, net of tax	$1,118	$694	$345	$162	$(83)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial & Statistical Summary—Credit Card Business(1)

						2014 Q3 vs.
	2014	2014	2014	2013	2013	2014		2013
(Dollars in millions) (unaudited)	Q3	Q2	Q1	Q4	Q3	Q2		Q3
Credit Card
Earnings:
Net interest income	$2,627	$2,461	$2,525	$2,576	$2,757	7%		(5	) %
Non-interest income	846	839	785	833	834	1		1
Total net revenue	3,473	3,300	3,310	3,409	3,591	5		(3)
Provision for credit losses	787	549	558	751	617	43		28
Non-interest expense	1,730	1,719	1,726	1,868	1,904	1		(9)
Income from continuing operations before taxes	956	1,032	1,026	790	1,070	(7)		(11)
Income tax provision	332	364	358	274	376	(9)		(12)
Income from continuing operations, net of tax	$624	$668	$668	$516	$694	(7)		(10)
Selected performance metrics:
Period-end loans held for investment	$80,631	$79,018	$75,850	$81,305	$77,967	2		3
Average loans held for investment	79,494	76,997	77,502	78,267	77,729	3		2
Average yield on loans held for investment(6)(7)	14.65%	14.22%	14.43%	14.64%	15.72%	43	bps	(107	) bps
Total net revenue margin(8)	17.48	17.14	17.08	17.43	18.48	34		(100)
Net charge-off rate	2.88	3.56	4.02	3.98	3.78	(68)		(90)
30+ day performing delinquency rate	3.22	2.89	3.08	3.46	3.51	33		(29)
30+ day delinquency rate	3.29	2.97	3.16	3.54	3.60	32		(31)
Nonperforming loan rate	0.09	0.10	0.11	0.11	0.12	(1)		(3)
Card loan premium amortization and other intangible accretion(9)	$18	$31	$37	$39	$45	(42	) %	(60	) %
PCCR intangible amortization	90	94	98	102	106	(4)		(15)
Purchase volume(10)	57,474	56,358	47,434	54,245	50,943	2		13
Domestic Card
Earnings:
Net interest income	$2,361	$2,193	$2,255	$2,303	$2,492	8		(5)
Non-interest income	763	768	702	747	749	(1)		2
Total net revenue	3,124	2,961	2,957	3,050	3,241	6		(4)
Provision for credit losses	738	504	486	679	529	46		40
Non-interest expense	1,530	1,513	1,545	1,664	1,713	1		(11)
Income from continuing operations before taxes	856	944	926	707	999	(9)		(14)
Income tax provision	306	337	331	252	355	(9)		(14)
Income from continuing operations, net of tax	$550	$607	$595	$455	$644	(9)		(15)
Selected performance metrics:
Period-end loans held for investment	$73,143	$71,165	$68,275	$73,255	$69,936	3		5
Average loans held for investment	71,784	69,376	69,810	70,368	69,947	3		3
Average yield on loans held for investment(6)(7)	14.46%	13.95%	14.19%	14.44%	15.65%	51	bps	(119	) bps
Total net revenue margin(8)	17.41	17.07	16.94	17.34	18.53	34		(112)
Net charge-off rate	2.83	3.52	4.01	3.89	3.67	(69)		(84)
30+ day performing delinquency rate	3.21	2.83	3.02	3.43	3.46	38		(25)
30+ day delinquency rate	3.21	2.83	3.02	3.43	3.46	38		(25)
Purchase volume(10)	$53,690	$52,653	$44,139	$50,377	$47,420	2%		13%
International Card
Earnings:
Net interest income	$266	$268	$270	$273	$265	(1)		—
Non-interest income	83	71	83	86	85	17		(2)
Total net revenue	349	339	353	359	350	3		—
Provision for credit losses	49	45	72	72	88	9		(44)
Non-interest expense	200	206	181	204	191	(3)		5
Income from continuing operations before taxes	100	88	100	83	71	14		41
Income tax provision	26	27	27	22	21	(4)		24
Income from continuing operations, net of tax	$74	$61	$73	$61	$50	21		48

						2014 Q3 vs.
	2014	2014	2014	2013	2013	2014		2013
(Dollars in millions) (unaudited)	Q3	Q2	Q1	Q4	Q3	Q2		Q3
Selected performance metrics:
Period-end loans held for investment	$7,488	$7,853	$7,575	$8,050	$8,031	(5	) %	(7	) %
Average loans held for investment	7,710	7,621	7,692	7,899	7,782	1		(1)
Average yield on loans held for investment(7)	16.42%	16.74%	16.64%	16.48%	16.35%	(32	) bps	7	bps
Total net revenue margin	18.13	17.76	18.38	18.20	17.99	37		14
Net charge-off rate	3.32	3.93	4.17	4.74	4.71	(61)		(139)
30+ day performing delinquency rate	3.34	3.40	3.59	3.71	3.86	(6)		(52)
30+ day delinquency rate	4.08	4.20	4.41	4.56	4.78	(12)		(70)
Nonperforming loan rate	0.98	1.03	1.07	1.10	1.16	(5)		(18)
Purchase volume(10)	$3,784	$3,705	$3,295	$3,868	$3,523	2%		7%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Consumer Banking Business(1)

						2014 Q3 vs.
	2014	2014	2014	2013	2013	2014		2013
(Dollars in millions) (unaudited)	Q3	Q2	Q1	Q4	Q3	Q2		Q3
Consumer Banking
Earnings:
Net interest income	$1,425	$1,431	$1,433	$1,468	$1,481	—		(4	) %
Non-interest income	179	170	150	195	184	5		(3)
Total net revenue	1,604	1,601	1,583	1,663	1,665	—		(4)
Provision for credit losses	198	143	140	212	202	38		(2)
Non-interest expense	956	938	930	1,018	927	2		3
Income from continuing operations before taxes	450	520	513	433	536	(13)		(16)
Income tax provision	161	186	183	154	191	(13)		(16)
Income from continuing operations, net of tax	$289	$334	$330	$279	$345	(13)		(16)

Selected performance metrics:
Period-end loans held for investment	$71,061	$71,062	$70,727	$70,762	$71,285	—		—
Average loans held for investment	71,048	70,884	70,663	71,033	71,664	—		(1)
Average yield on loans held for investment(7)	6.18%	6.22%	6.18%	6.30%	6.21%	(4	) bps	(3	) bps
Auto loan originations	$5,410	$5,376	$4,727	$4,322	$4,752	1%		14%
Period-end deposits	167,624	169,153	171,529	167,652	168,437	(1)		—
Average deposits	168,407	169,694	168,676	167,870	169,082	(1)		—
Average deposit interest rate	0.58%	0.57%	0.57%	0.60%	0.63%	1	bps	(5	) bps
Core deposit intangible amortization	$26	$28	$30	$32	$34	(7	) %	(24	) %
Net charge-off rate	1.07%	0.69%	0.84%	1.09%	0.95%	38	bps	12	bps
30+ day performing delinquency rate	3.22	2.91	2.57	3.20	2.82	31		40
30+ day delinquency rate	3.82	3.49	3.14	3.89	3.46	33		36
Nonperforming loan rate	0.73	0.75	0.74	0.86	0.79	(2)		(6)
Nonperforming asset rate(2)	1.01	1.01	1.00	1.12	1.01	—		—
Period-end loans serviced for others	$7,041	$6,944	$6,868	$7,665	$14,043	1%		(50	) %

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Commercial Banking Business(1)

						2014 Q3 vs.
	2014	2014	2014	2013	2013	2014		2013
(Dollars in millions) (unaudited)	Q3	Q2	Q1	Q4	Q3	Q2		Q3
Commercial Banking
Earnings:
Net interest income	$439	$436	$421	$447	$424	1%		4%
Non-interest income	122	109	87	131	87	12		40
Total net revenue(4)(5)	561	545	508	578	511	3		10
Provision (benefit) for credit losses	9	12	40	(6)	31	(25)		(71)
Non-interest expense	268	267	255	281	228	—		18
Income from continuing operations before taxes	284	266	213	303	252	7		13
Income tax provision	102	95	76	108	90	7		13
Income from continuing operations, net of tax	$182	$171	$137	$195	$162	6		12

Selected performance metrics:
Period-end loans held for investment	$49,788	$48,321	$46,230	$45,011	$42,399	3		17
Average loans held for investment	48,766	46,991	45,435	43,359	41,576	4		17
Average yield on loans held for investment(5)(7)	3.39%	3.50%	3.47%	3.92%	3.87%	(11	) bps	(48	) bps
Period-end deposits	$31,918	$31,440	$31,485	$30,567	$30,592	2%		4%
Average deposits	31,772	31,238	31,627	31,033	30,685	2		4
Average deposit interest rate	0.24%	0.24%	0.25%	0.25%	0.27%	—		(3	) bps
Core deposit intangible amortization	$5	$5	$6	$6	$6	—		(17	) %
Net charge-off rate	(0.05)%	0.03%	0.04%	(0.05)%	0.07%	(8	) bps	(12	) bps
Nonperforming loan rate	0.32	0.38	0.33	0.33	0.47	(6)		(15)
Nonperforming asset rate(2)	0.35	0.41	0.36	0.37	0.56	(6)		(21)

Risk category:(11)
Noncriticized	$48,219	$46,689	$44,904	$43,593	$40,940	3%		18%
Criticized performing	1,198	1,234	952	1,007	968	(3)		24
Criticized nonperforming	161	181	150	149	201	(11)		(20)
Total risk-rated loans	49,578	48,104	46,006	44,749	42,109	3		18
Acquired commercial loans	210	217	224	262	290	(3)		(28)
Total commercial loans	$49,788	$48,321	$46,230	$45,011	$42,399	3		17

% of period-end commercial loans held for investment:
Noncriticized	96.9%	96.6%	97.1%	96.9%	96.5%	30	bps	40	bps
Criticized performing	2.4	2.6	2.1	2.2	2.3	(20)		10
Criticized nonperforming	0.3	0.4	0.3	0.3	0.5	(10)		(20)
Total risk-rated loans	99.6	99.6	99.5	99.4	99.3	—		30
Acquired commercial loans	0.4	0.4	0.5	0.6	0.7	—		(30)
Total commercial loans	100.0%	100.0%	100.0%	100.0%	100.0%	—		—

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Other and Total(1)

						2014 Q3 vs.
	2014	2014	2014	2013	2013	2014	2013
(Dollars in millions) (unaudited)	Q3	Q2	Q1	Q4	Q3	Q2	Q3
Other
Earnings:
Net interest income (expense)	$6	$(13)	$(29)	$(68)	$(102)	**	**
Non-interest income	(5)	35	(2)	(38)	(14)	**	(64	) %
Total net revenue (loss)(4)	1	22	(31)	(106)	(116)	95%	**
Benefit for credit losses	(1)	—	(3)	—	(1)	**	—
Non-interest expense	31	55	21	68	50	(44)	(38)
Loss from continuing operations before taxes	(29)	(33)	(49)	(174)	(165)	(12)	(82)
Income tax benefit	(59)	(64)	(38)	(59)	(82)	(8)	(28)
Income (loss) from continuing operations, net of tax	$30	$31	$(11)	$(115)	$(83)	(3)	**

Selected performance metrics:
Period-end loans held for investment	$112	$127	$134	$121	$163	(12)	(31)
Average loans held for investment	114	124	122	154	166	(8)	(31)
Period-end deposits	4,722	5,297	5,310	6,304	7,805	(11)	(40)
Average deposits	5,020	5,383	5,539	6,803	8,573	(7)	(41)
Total
Earnings:
Net interest income	$4,497	$4,315	$4,350	$4,423	$4,560	4	(1)
Non-interest income	1,142	1,153	1,020	1,121	1,091	(1)	5
Total net revenue	5,639	5,468	5,370	5,544	5,651	3	—
Provision for credit losses	993	704	735	957	849	41	17
Non-interest expense	2,985	2,979	2,932	3,235	3,109	—	(4)
Income from continuing operations before taxes	1,661	1,785	1,703	1,352	1,693	(7)	(2)
Income tax provision	536	581	579	477	575	(8)	(7)
Income from continuing operations, net of tax	$1,125	$1,204	$1,124	$875	$1,118	(7)	1

Selected performance metrics:
Period-end loans held for investment	$201,592	$198,528	$192,941	$197,199	$191,814	2	5
Average loans held for investment	199,422	194,996	193,722	192,813	191,135	2	4
Period-end deposits	204,264	205,890	208,324	204,523	206,834	(1)	(1)
Average deposits	205,199	206,315	205,842	205,706	208,340	(1)	(2)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Notes to Loan and Business Segments Disclosures (Tables 7—12)

**	Not meaningful.

(1)	Certain prior period amounts have been recast to conform to the current period presentation.

(2)
Nonperforming assets consist of nonperforming loans, real estate owned (“REO”) and other foreclosed assets. The nonperforming asset ratios are calculated based on nonperforming assets for each category divided by the combined period-end total of loans held for investment, REO and other foreclosed assets for each respective category. Nonperforming assets related to acquired loans are excluded from the calculation for our home loans and auto businesses.

(3)	Includes the net realizable value of auto loans that have been charged down as a result of a bankruptcy filing and repossessed assets obtained in satisfaction of auto loans.

(4)
Commercial Banking revenue related to qualified housing credits is presented on a taxable-equivalent basis.  As a result of the adoption of ASU 2014-01 “Accounting for Investments in Qualified Affordable Housing Projects” as of January 1, 2014, losses related to these investments are now recognized, along with the associated tax benefits, as a component of income taxes attributable to continuing operations instead of non-interest expense. As such, losses related to these investments decrease the overall tax benefits recognized as a component of income taxes attributable to continuing operations and taxable-equivalent revenue in the Commercial Banking segment. This decrease in revenue is offset by an increase in revenue in the Other segment. Prior period amounts have been recast to conform to this presentation.

(5)
Some of our tax-related commercial investments generate tax-exempt income or tax credits. Accordingly, we make certain reclassifications within our Commercial Banking business results to present revenues and yields on a taxable-equivalent basis, calculated assuming an effective tax rate approximately equal to our federal statutory tax rate of 35%.

(6)
The transfer of the Best Buy Stores, L.P. (“Best Buy”) portfolio to held for sale resulted in an increase in the average yield for Domestic Card and Total Credit Card of 121 basis points and 110 basis points, respectively, in Q3 2013. The sale of the Best Buy portfolio was completed on September 6, 2013.

(7)
Calculated by dividing annualized interest income for the period by average loans held for investment during the period for the specified loan category. Annualized interest income excludes various allocations including funds transfer pricing that assigns certain balance sheet assets, deposits and other liabilities and their related revenue and expenses attributable to each business segment.

(8)
The transfer of the Best Buy portfolio to held for sale resulted in an increase in the net revenue margin for Domestic Card and Total Credit Card of 136 basis points and 123 basis points, respectively, in Q3 2013. The sale of the Best Buy portfolio was completed on September 6, 2013.

(9)
Represents the net reduction in interest income attributable to non-SOP 03-3 card loan premium amortization and other intangible accretion associated with the May 1, 2012 transaction in which we acquired substantially all of HSBC’s credit card and private-label credit card business in the United States.

(10)	Includes credit card purchase transactions, net of returns for both loans classified as held for investment and held for sale. Excludes cash advance and balance transfer transactions.

(11)	Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures

Beginning on January 1, 2014, we calculate our regulatory capital under Basel III Standardized Approach subject to transition provisions. Prior to January 1, 2014, we calculated regulatory capital under Basel I as shown below:

	Basel III Standardized			Basel I
	2014	2014	2014	2013	2013
(Dollars in millions) (unaudited)	Q3	Q2	Q1	Q4	Q3
Regulatory Capital Metrics(3)
Common equity Tier 1 capital	$29,116	$28,774	$28,434	n/a	n/a
Tier 1 common capital	n/a	n/a	n/a	$27,375	$27,383
Tier 1 capital	$30,451	$30,111	$29,257	28,230	28,238
Total risk-based capital(1)	34,862	34,743	33,784	32,987	32,881
Risk-weighted assets(2)	228,971	226,172	219,047	224,556	215,809
Average assets for the leverage ratio	286,070	281,345	280,907	280,574	281,978
Capital Ratios(3)
Common equity Tier 1 capital ratio(4)	12.7%	12.7%	13.0%	n/a	n/a
Tier 1 common ratio	n/a	n/a	n/a	12.2%	12.7%
Tier 1 risk-based capital ratio(5)	13.3%	13.3%	13.4%	12.6	13.1
Total risk-based capital ratio(6)	15.2	15.4	15.4	14.7	15.2
Tier 1 leverage ratio(7)	10.6	10.7	10.4	10.1	10.0
Tangible common equity (“TCE”) ratio(8)	9.6	9.5	9.6	8.9	9.1
Reconciliation of Non-GAAP Measures
We report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include tangible common equity (“TCE”) and tangible assets. The tables below provide the details of the calculation of our non-GAAP capital measures and regulatory capital. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

	2014	2014	2014	2013	2013
(Dollars in millions) (unaudited)	Q3	Q2	Q1	Q4	Q3
Tangible Common Equity (Average)
Average stockholders’ equity	$44,827	$43,767	$42,859	$42,355	$41,185
Average goodwill and other intangible assets(9)	(15,525)	(15,615)	(15,727)	(15,847)	(15,829)
Noncumulative perpetual preferred stock(10)	(1,338)	(970)	(853)	(853)	(853)
Average tangible common equity	$27,964	$27,182	$26,279	$25,655	$24,503
Tangible Common Equity (Period End)
Stockholders’ equity	$44,018	$43,815	$42,801	$41,632	$41,645
Goodwill and other intangible assets(9)	(15,472)	(15,564)	(15,666)	(15,784)	(15,760)
Noncumulative perpetual preferred stock(10)	(1,336)	(1,338)	(853)	(853)	(853)
Tangible common equity	$27,210	$26,913	$26,282	$24,995	$25,032
Tangible Assets (Average)
Average total assets	$299,523	$294,744	$294,275	$294,040	$294,919
Average goodwill and other intangible assets(9)	(15,525)	(15,615)	(15,727)	(15,847)	(15,829)
Average tangible assets	$283,998	$279,129	$278,548	$278,193	$279,090
Tangible Assets (Period End)
Total assets	$300,202	$298,317	$290,500	$296,933	$289,866
Goodwill and other intangible assets(9)	(15,472)	(15,564)	(15,666)	(15,784)	(15,760)
Tangible assets	$284,730	$282,753	$274,834	$281,149	$274,106

Common Equity Tier 1 Capital Ratio Under Basel III Standardized Approach(3)

	2014	2014	2014
(Dollars in millions) (unaudited)	Q3	Q2	Q1
Common equity excluding AOCI	$43,241	$42,848	$42,658
Adjustments:
AOCI(11)(12)	(146)	6	(182)
Goodwill(9)	(13,801)	(13,811)	(13,811)
Intangible assets(9)(12)	(266)	(289)	(314)
Other	88	20	83
Common equity Tier 1 capital	$29,116	$28,774	$28,434
Risk-weighted assets(2)	$228,971	$226,172	$219,047
Common equity Tier 1 capital ratio(4)	12.7%	12.7%	13.0%
___________

(1)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.

(2)	Risk-weighted assets continue to be calculated based on Basel I in 2014.

(3)	Regulatory capital metrics as of the end of Q3 2014 are preliminary and therefore subject to change.

(4)	Common equity Tier 1 capital ratio is a regulatory measure calculated based on Common equity Tier 1 capital divided by risk-weighted assets.

(5)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.

(6)	Total risk-based capital ratio is a regulatory capital measure calculated based on Total risk-based capital divided by risk-weighted assets.

(7)	Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by average assets, after certain adjustments.

(8)	TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets.

(9)	Includes impact of related deferred taxes.

(10)	Includes related surplus.

(11)	Amounts presented are net of tax.

(12)	Amounts based on transition provisions for regulatory capital deductions and adjustments of 20% for 2014.